    Wonder Auto Technology, Inc.

 Unaudited Pro Forma Condensed
Combined Financial Statements
June 30, 2010
(Stated in US dollars)

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Financial Statements

Index to Unaudited Pro Forma Condensed Combined Financial Statements

Pages

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	1

Unaudited Pro Forma Condensed Combined Balance Sheet	2 - 3

Unaudited Pro Forma Condensed Combined Statements of income and comprehensive income	4 - 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6 - 7

Wonder Auto Technology, Inc.
June 30, 2010

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements have been prepared to give effects of the acquisition of Jinheng (BVI) Limited (“Jinheng BVI”) by Wonder Auto Technology, Inc. (the “Company”) (the “Acquisition”).  The unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of the Company and Jinheng BVI.  Please note that the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and Jinheng BVI, respectively.  The Company’s financial information can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and quarterly report on Form 10-Q for the three and six months ended June 30, 2010.  The financial information of Jinheng BVI is filed together with this Pro Forma Condensed Combined Financial Statements on this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of June 30, 2010 combines the unaudited condensed consolidated balance sheets of the Company and Jinheng BVI as of June 30, 2010 and gives effect to the acquisition as if the acquisition occurred on June 30, 2010.

The unaudited pro forma condensed combined statements of income and comprehensive income for the year ended December 31, 2009 and for the six months ended June 30, 2010 give effect to the acquisition as if the acquisition occurred on January 1, 2009.  The unaudited pro forma condensed combined statement of income and comprehensive income for the year ended December 31, 2009 combines the audited consolidated statement of income and comprehensive income of the Company and Jinheng BVI for the year ended December 31, 2009. The unaudited pro forma combined statement of income and comprehensive income for the six months ended June 30, 2010 combines the unaudited condensed consolidated statement of income and comprehensive income of the Company and Jinheng BVI for the six months ended June 30, 2010.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Acquisition occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Acquisition.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2010
(Stated in US Dollars)

	The Company	Jinheng BVI
	As of	As of
	June 30,	June 30,	Pro Forma	Pro Forma		Pro Forma
	2010	2010	Adjustment - (a)	Adjustments		Combined
ASSETS
Current assets
Cash and cash equivalents	$60,616,182	$3,858,660	$(43,891)	$-		$64,430,951
Restricted cash	14,638,128	3,325,053	-	-		17,963,181
Trade receivables, net	48,444,434	47,692,961	(4,879)	-		96,132,516
Bills receivable	45,769,941	2,619,390	(164,976)	-		48,224,355
Other receivables, prepayments and deposits	9,503,920	5,024,149	(24,276)	-		14,503,793
Inventories	53,172,880	24,467,966	(415,378)	(256,801	)(f)	76,968,667
Amount due from Jinying	-	-	-	20,817,000	(e)	20,817,000
Amounts due from related companies	-	13,202,565	(1,399,514)	1,033,281	(c)	12,836,332
Amounts due from fellow subsidiaries	-	8,713,284	(515,550)	(8,197,734	)(c)	-
Deferred taxes	1,230,242	144,128	-	-		1,374,370

Total current assets	233,375,727	109,048,156	(2,568,464)	13,395,746		353,251,165
Restricted cash	586,800	-	-	-		586,800
Intangible assets, net	8,084,188	2,956,421	(168,264)	30,313,770	(f)	41,186,115
Goodwill	23,200,260	25,185	-	81,924,876	(d)	105,150,321
Property, plant and equipment, net	75,197,144	30,732,799	(2,019,960)	(3,483,626	)(f)	100,426,357
Land use rights	10,052,355	2,655,858	-	3,278,937	(f)	15,987,150
Deposits for acquisition of property, plant and equipment	10,109,428	5,908,489	-	-		16,017,917
Deposit for acquisition of a subsidiary	8,700,000	-	-	-		8,700,000
Investments in subsidiaries	-	-	2,502,406	(2,502,406	)(a)	-
Investments in non-consolidated affiliates	16,022,362	2,485,024	-	(17,896,394	)(b)	610,992
Deferred taxes	1,080,366	-	-	-		1,080,366

TOTAL ASSETS	$386,408,630	$153,811,932	$(2,254,282)	$105,030,903		$642,997,183

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2010
(Stated in US Dollars)

	The Company	Jinheng BVI
	As of	As of
	June 30,	June 30,	Pro Forma	Pro Forma		Pro Forma
	2010	2010	Adjustment - (a)	Adjustments		Combined
LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$36,423,883	$28,440,892	$(359,124)	$7,311,129	(b)	$71,816,780
Bills payable	28,149,030	10,318,365	-	-		38,467,395
Other payables and accrued expenses	13,762,417	4,573,622	(147,779)	-		18,188,260
Amounts due to related companies	-	7,311,129	-	(7,311,129	)(b)	-
Amounts due to fellow subsidiaries	-	2,071,497	(390,469)	(1,681,028	)(c)	-
Provision for warranty	2,783,651	-	-	-		2,783,651
Income tax payable	1,516,897	165,047	-	-		1,681,944
Secured borrowings	66,464,837	38,354,440	-	-		104,819,277
Payable to Jinheng Holdings	-	20,753,590	-	133,276,322	(g)	154,029,912
Early retirement benefits cost	371,734	-	-	-		371,734

Total current liabilities	149,472,449	111,988,582	(897,372)	131,595,294		392,158,953
Secured borrowings	18,161,648	2,235,900	-	-		20,397,548
Deferred revenue - government grants	3,113,050	-	-	-		3,113,050
Early retirement benefits cost	377,575	-	-	-		377,575
Deferred taxes	-	569,423	-	1,661,675	(i)	2,231,098

TOTAL LIABILITIES	171,124,722	114,793,905	(897,372)	133,256,969		418,278,224

STOCKHOLDERS’ EQUITY

Common stock	3,386	13	-	(13	)(h)	3,386
Additional paid-in capital	140,812,492	4,664,417	-	(4,664,417	)(h)	140,812,492
Statutory and other reserves	10,186,701	4,846,428	-	(4,846,428	)(h)	10,186,701
Accumulated other comprehensive income	10,264,498	5,315,993	-	(5,315,993	)(h)	10,264,498
				(18,804,846	)(h)
Retained earnings	47,697,425	18,804,846	-	5,405,631	(e)	53,103,056

TOTAL COMPANY AND JINHENG BVI STOCKHOLDERS’ EQUITY	208,964,502	33,631,697	-	(28,226,066)		214,370,133

NONCONTROLLING INTERESTS	6,319,406	5,386,330	(1,356,910)	-		10,348,826

TOTAL EQUITY	215,283,908	39,018,027	(1,356,910)	(28,226,066)		224,718,959

TOTAL LIABILITIES AND EQUITY	$386,408,630	$153,811,932	$(2,254,282)	$105,030,903		$642,997,183

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Statements of Income and Comprehensive Income
Year ended December 31, 2009
(Stated in US Dollars)

	The Company	Jinheng BVI
	Year ended	Year ended
	December 31,	December 31,	Pro Forma		Pro Forma
	2009	2009	Adjustments		Combined

Sales Revenue	$211,024,016	$109,070,738	$(2,209,295	)(a)	$317,885,459
Cost of sales	159,659,681	87,803,904	(1,669,455	)(a)	245,794,130

Gross profit	51,364,335	21,266,834	(539,840)		72,091,329

Other operating income	-	673,291	-		673,291

Operating expenses
Administrative expenses	11,673,683	5,576,658	(320,740	)(a)	16,929,601
Research and development expenses	3,026,895	5,150,134	-		8,177,029
Selling expenses	7,767,770	2,488,865	(20,778	)(a)	10,235,857
Share-based compensation	1,171,935	-	-		1,171,935

	23,640,283	13,215,657	(341,518)		36,514,422

Income from operations	27,724,052	8,724,468	(198,322)		36,250,198
Other income	1,177,215	119,400	(92,364	)(a)	1,204,251
Government grants	2,754,978	150,264	-		2,905,242
Equity in net income of a non-consolidated affiliate	-	258,302	(258,302	)(b)	-
Net finance costs	(4,577,660)	(2,219,729)	3,319	(a)	(6,794,070)

Income before income taxes and noncontrolling interests	27,078,585	7,032,705	(545,669)		33,565,621
Income taxes	(3,223,881)	(723,061)	-		(3,946,942)

Net income before noncontrolling interests	23,854,704	6,309,644	(545,669)		29,618,679

Net income attributable to noncontrolling interests	(996,114)	(775,854)	101,412	(a)	(1,670,556)

Net income attributable to the Company’s common stockholders and Jinheng BVI stockholder	$22,858,590	$5,533,790	$(444,257)		$27,948,123

Net income before noncontrolling interests	$23,854,704	$6,309,644	$(545,669)		$29,618,679

Other comprehensive income
Foreign currency translation adjustments	149,199	2,617	(196	)(a)	151,620

Comprehensive income	24,003,903	6,312,261	(545,865)		29,770,299

Comprehensive income attributable to noncontrolling interests	(996,881)	(776,396)	101,481	(a)	(1,671,796)

Comprehensive income attributable to the Company’s common stockholders and Jinheng BVI stockholder	$23,007,022	$5,535,865	$(444,384)		$28,098,503

Earnings per share Attributable to Wonder Auto Technology, Inc. common stockholders :
basic	$0.82	$537			$1.00
diluted	$0.82	$537			$1.00

Weighted average number of shares outstanding :
basic	27,829,583	10,309			27,829,583
diluted	27,843,009	10,309			27,843,009

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income
Six months ended June 30, 2010
(Stated in US Dollars)

	The Company	Jinheng BVI
	Six months	Six months
	ended	ended
	June 30,	June 30,	Pro Forma		Pro Forma
	2010	2010	Adjustments		Combined

Sales Revenue	$132,079,159	$74,955,383	$(1,992,536	)(a)	$205,042,006
Cost of sales	99,301,954	59,613,525	(1,562,530	)(a)	157,352,949

Gross profit	32,777,205	15,341,858	(430,006)		47,689,057

Other operating income	-	664,465	-		664,465

Operating expenses
Administrative expenses	10,018,399	2,572,774	(188,095	)(a)	12,403,078
Research and development costs	2,888,319	2,506,318	-		5,394,637
Selling expenses	4,454,639	2,772,998	(25,753	)(a)	7,201,884

Total operating expenses	17,361,357	7,852,090	(213,848)		24,999,599

Income from operations	15,415,848	8,154,233	(216,158)		23,353,923
Other income	580,109	90,632	(50,102	)(a)	620,639
Government grants	420,691	88,020	-		508,711
Gain on disposal of a non-consolidated affiliate	-	-	5,405,631	(e)	5,405,631
Equity in net income of non-consolidated affiliates	781,961	385,551	(385,551	)(b)	781,961
Net finance costs	(1,711,518)	(1,146,358)	1,862	(a)	(2,856,014)

Income before income taxes and noncontrolling interests	15,487,091	7,572,078	4,755,682		27,814,851
Income taxes	(2,595,189)	(775,349)	-		(3,370,538)

Net income before noncontrolling interests	12,891,902	6,796,729	4,755,682		24,444,313
Net income attributable to noncontrolling interests	(465,073)	(395,902)	93,306	(a)	(767,669)

Net income attributable to the Company’s common stockholders and Jinheng BVI stockholder	$12,426,829	$6,400,827	$4,848,988		$23,676,644

Net income before noncontrolling interests	$12,891,902	$6,796,729	$4,755,682		$24,444,313

Other comprehensive income
Foreign currency translation adjustments	648,062	250,074	(15,720	)(a)	882,416

Comprehensive income	13,539,964	7,046,803	4,739,962		25,326,729
Comprehensive income attributable to noncontrolling interests	(495,688)	(415,260)	98,854	(a)	(812,094)

Comprehensive income attributable to the Company’s common stockholders and Jinheng BVI stockholder	$13,044,276	$6,631,543	$4,838,816		$24,514,635

Earnings per share attributable to Wonder Auto Technology, Inc. Common stockholders :
basic and diluted	$0.37	$621			$0.70

Weighted average number of shares
outstanding: basic and diluted	33,859,994	10,309			33,859,994

Wonder Auto Technology, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

1.           Basis of presentation

On July 10, 2010, the Company’s subsidiaries, Wonder Auto Limited (“Wonder”) and Yearcity Limited (“Yearcity”) entered into a conditional sale and purchase agreement (the “Disposal Agreement”) with Jin Ying Limited (“Jinying”), a company incorporated in British Virgin Islands, pursuant to which Wonder and Yearcity agreed to dispose 38.36% equity interest in Applaud Group Limited (“Applaud”) for a total consideration of HK$162 million (equivalent to approximately $20.85 million).  The completion of the Disposal Agreement is conditioned upon the completion of a conditional acquisition agreement (the “Acquisition Agreement”) which was entered into between Vital Glee Development Limited (“Vital Glee”), a wholly own subsidiary of the Company, and Jinheng Automotive Safety Technology Holdings Limited (“Jinheng Holdings”) on July 20, 2010, pursuant to which Vital Glee agree to acquire 100% equity interest in Jinheng BVI, at cash consideration of HK$1,130 million (approximately US$145.43 million). Jinheng BVI is an investment holding company and through its subsidiaries engages in manufacturing and sales of safety automotive and electronic products. After the completion of acquisition, Jinheng BVI becomes a wholly owned subsidiary of the company.

In accordance with the Acquisition Agreement, both parties agreed that Jinheng BVI’s equity interests in Shanxi Winner Auto-Parts Limited (“Shanxi Winner”) and Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd. (“Jinheng Jinsida”) were transferred to Jinheng Holdings or its subsidiaries and all the non-trade current accounts with Jinheng Holdings or its subsidiaries were written off as part of the transactions contemplated by the Acquisition Agreement before the acquisition by Vital Glee.

The acquisition was accounted for using the purchase method of accounting in accordance with Topic ASC 805 “Business Combination” (previously Statement of Financial Accounting Standards No.141R). Under the purchase method of accounting, the total purchase price is allocated to the net tangible assets of the business acquired in connection with the Acquisition Agreement, based on the estimated fair value as of the completion of acquisition. Management has estimated the fair value of assets acquired and liabilities assumed based on the fair value attributable to the actual net tangible assets and liabilities of Jinheng BVI that existed as of the date of the completion of the acquisition.

Wonder Auto Technology, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

2.           Unaudited pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows :-

(a)	Represents adjustments to transfer the equity interest in Jinheng Jinsida to Jinheng Holdings or its subsidiaries.

(b)
Represents adjustments to transfer the equity interests in Shanxi Winner and Applaud to Jinheng Holdings or its subsidiaries and Jinying respectively. After the completion of the acquisition, Shanxi Winner was no longer the related company of the Company and reclassified amount due to Shanxi Winner to trade payables.

(c)	Represents adjustments related to write off of non-trade current accounts with Jinheng Holdings or its subsidiaries.

(d)	Represents adjustment to record the estimated goodwill resulting from the allocation of the purchase price to the fair value of assets acquired and liabilities assumed as at June 30, 2010.

(e)	Represents adjustment to record the gain on disposal of Applaud and receivable from Jinying.

(f)	Represents adjustments to estimated fair value of inventories, property, plant and equipment, intangible assets and land use rights.

(g)	Represents adjustment to dividend payable and the payables for acquiring Jinheng BVI.

(h)	Represents elimination adjustments to shareholder’s equity of the acquired company as of the date of the acquisition.

(i)	To record the deferred tax liability for the book value increase to fair value of amortizable intangible assets which are non-deductible for tax.